                                                                  Exhibit (a)(2)


                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                            Rhone-Poulenc Rorer Inc.

                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED AUGUST 22, 1997
                                       OF
                               Rhone-Poulenc S.A.

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
          ON WEDNESDAY, OCTOBER 1, 1997, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

      BY MAIL:          BY FACSIMILE          BY HAND:          BY OVERNIGHT
    CHASEMELLON        TRANSMISSION:        CHASEMELLON           COURIER:
    SHAREHOLDER        (FOR ELIGIBLE        SHAREHOLDER         CHASEMELLON
  SERVICES, L.L.C.   INSTITUTIONS ONLY)   SERVICES, L.L.C.      SHAREHOLDER
   P.O. BOX 3305       (201) 329-8936    120 BROADWAY, 13TH   SERVICES L.L.C.
 SOUTH HACKENSACK,       CONFIRM BY            FLOOR         85 CHALLENGER ROAD
      NJ 07606           TELEPHONE:      NEW YORK, NY 10271   MAIL DROP REORG.
       ATTN:           (201) 296-4860          ATTN:               DEPT.
   REORGANIZATION                          REORGANIZATION   RIDGEFIELD PARK, NJ
       DEPT.                                   DEPT.               07660
                                                                   ATTN:
                                                               REORGANIZATION
                                                                   DEPT.

                               ----------------

  DELIVERY OF THIS LETTER OF TRANSMITTAL, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION, TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT
                          CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

  NAME(S) AND
ADDRESS(ES) OF
  REGISTERED
   HOLDER(S)
 (PLEASE FILL
 IN, IF BLANK,
  EXACTLY AS
    NAME(S)
 APPEAR(S) ON
     SHARE           SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
CERTIFICATE(S))        (ATTACH ADDITIONAL LIST, IF NECESSARY)
----------------------------------------------------------------
                    SHARE       TOTAL NUMBER OF        NUMBER OF
                 CERTIFICATE  SHARES EVIDENCED BY       SHARES
                 NUMBER(S)*  SHARE CERTIFICATE(S)*    TENDERED**
                 -----------------------------------------------
                 -----------------------------------------------
                 -----------------------------------------------
                 -----------------------------------------------
                 -----------------------------------------------
                 -----------------------------------------------
                 TOTAL SHARES.....................

--------------------------------------------------------------------------------
  * Need not be completed by shareholders delivering Shares by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

  This Letter of Transmittal is to be completed by shareholders either if certificates evidencing Shares (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (each a "Book-Entry Transfer Facility" and collectively, the "Book-Entry Transfer Facilities") pursuant to the book-entry transfer procedure described under "THE TENDER OFFER--Section
3. Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase (as defined below). DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

  Shareholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined under "THE TENDER OFFER--Section 1. Terms of the Offer; Expiration Date" in the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described under "THE TENDER OFFER--Section 3. Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase. See Instruction 2.

[_]CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
   DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:
  Name of Tendering Institution ______________________________________________
  Check Box of Applicable Book-Entry Transfer Facility:
  (CHECK ONE)        [_] DTC       [_] PDTC
  Account Number ___________________________
  Transaction Code Number __________________

[_]CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
   DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
  Name(s) of Registered Holder(s) ____________________________________________
  Window Ticket No. (if any) _________________________________________________
  Date of Execution of Notice of Guaranteed Delivery _________________________ Name of Institution which Guaranteed Delivery ______________________________ If delivery is by book-entry transfer, check box of applicable Book-Entry Transfer Facility:
  (CHECK ONE)        [_] DTC       [_] PDTC
  Account Number ___________________________
  Transaction Code Number __________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby tenders to Rhone-Poulenc S.A., a societe anonyme organized under the laws of the Republic of France ("Purchaser"), the above-described shares (the "Shares") of common stock, without par value per share, of Rhone-Poulenc Rorer Inc., a Pennsylvania corporation (the "Company"), pursuant to Purchaser's offer to purchase all issued and outstanding Shares, at $97 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 22, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the issued and outstanding Shares tendered pursuant to the Offer.

  Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after August 19, 1997 (collectively, "Distributions") and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by a Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

  The undersigned hereby irrevocably appoints Igor Landau and Yves Brissy and each of them, as the attorneys and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with other terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the undersigned with respect thereto. The undersigned understands that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance of such Shares for payment, Purchaser must be able to exercise full voting and other rights with respect to such Shares, including, without limitation, voting at any meeting of the Company's shareholders then scheduled.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restriction, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the assignment and transfer of the Shares tendered hereby and all Distributions.

In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

  No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Offer to Purchase under "THE TENDER OFFER--Section
3. Procedures for Accepting the Offer and Tendering Shares" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

  Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered". Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions", please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered". In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not purchase any of the Shares tendered hereby.

 SPECIAL PAYMENT INSTRUCTIONS (SEE            SPECIAL DELIVERY INSTRUCTIONS
    INSTRUCTIONS 1, 5, 6 AND 7)              (SEE INSTRUCTIONS 1, 5, 6 AND 7)


 To be completed ONLY if the check          To be completed ONLY if the check
 for the purchase price of Shares           for the purchase price of Shares
 or Share Certificates evidencing           purchased or Share Certificates
 Shares not tendered or not pur-            evidencing Shares not tendered or
 chased to be issued in the name            not purchased are to be mailed to
 of someone other than the under-           someone other than the under-
 signed, or if Shares tendered              signed, or the undersigned at an
 hereby and delivered by book-en-           address other than that shown un-
 try transfer which are not pur-            der "Description of Shares Ten-
 chased are to be returned by               dered".
 credit to an account at one of
 the Book-Entry Transfer Facili-
 ties other than that designated
 above.

                                            Mail  [_] check  [_] Share Cer-
                                            tificate(s) to:
                                            Name______________________________

                                                       PLEASE PRINT
 Issue  [_] check  [_] Share                Address __________________________
 Certificate(s) to:                         __________________________________

                                                                    (ZIP CODE)
 Name _____________________________         __________________________________
            PLEASE PRINT                    TAXPAYER IDENTIFICATION OR SOCIAL
 Address __________________________          SECURITY NUMBER (SEE SUBSTITUTE
 __________________________________             FORM W-9 ON REVERSE SIDE)
                         (ZIP CODE)
 __________________________________
 TAXPAYER IDENTIFICATION OR SOCIAL
  SECURITY NUMBER (SEE SUBSTITUTE
     FORM W-9 ON REVERSE SIDE)

 [_]Credit Shares delivered by
    book-entry transfer and not
    purchased to the account set
    forth below:

   Check appropriate box:
   [_] DTC   [_] PDTC

 Account Number: __________________

                                   IMPORTANT
                            SHAREHOLDERS: SIGN HERE

                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)
            ------------------------------------------------------
            ------------------------------------------------------
                           SIGNATURE(S) OF HOLDER(S)

            Dated: _____________ , 1997

            (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing by a person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5).

            Name(s): _____________________________________________
            ------------------------------------------------------
                                 PLEASE PRINT

            Capacity (full title) ________________________________

            Address: _____________________________________________
            ------------------------------------------------------
                                                        (ZIP CODE)

            Area Code and Telephone No: __________________________

            Taxpayer Identification or Social Security No.: ______

                  (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

                           GUARANTEE OF SIGNATURE(S)

                   (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

              FOR USE BY FINANCIAL INSTITUTIONS ONLY. FINANCIAL
               INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE
                                    BELOW.

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of the Medallion Signature Guarantee Program, or by any other "eligible guarantor institution", as such term is defined in Rule 17Ad-5 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" on the reverse hereof or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

  2. Delivery of Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth under "THE TENDER OFFER--Section 3. Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of all Shares delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the reverse hereof prior to the Expiration Date (as defined in Section 1 under "THE TENDER OFFER--Section 1. Terms of the Offer; Expiration Date" in the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shareholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in under "THE TENDER OFFER--Section 3. Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution;
(ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of such Notice of Guaranteed Delivery, all as described under "THE TENDER OFFER--
Section 3. Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase.

  The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through any Book-Entry Transfer Facility, is at the option and risk of the tendering shareholder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for payment.

  3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

  4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

  If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

  6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

  7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such

Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" on the reverse hereof, the appropriate boxes on the reverse of this Letter of Transmittal must be completed. Shareholders delivering Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such shareholder may designate in the box entitled "Special Payment Instructions" on the reverse hereof. If no such instructions are given, all such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated on the reverse hereof as the account from which such Shares were delivered.

  8. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent or the Co-Dealer Managers at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

  9. Substitute Form W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalty of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to a 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

  Under the federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service, and payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%. If a shareholder makes a false statement that results in no imposition of backup withholding, and there is no reasonable basis for such statement, a $500 penalty may also be imposed by the Internal Revenue Service.

  Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A shareholder should consult his or her advisor as to such shareholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and that (i) such shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-
9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

            PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

      SUBSTITUTE       PART I--Taxpayer Identification
       FORM W-9        Number--For all accounts, enter   ---------------------
                       taxpayer identification number       Social Security
                       in the box at right (For most            Number
                       individuals, this is your so-
                       cial security number. If you do
                       not have a number, see Ob-
                       taining a Number in the en-
                       closed Guidelines.) Certify by
                       signing and dating below. Note:
                       If the account is in more than
                       one name, see the chart in the
                       enclosed Guidelines to deter-
                       mine which number to give the
                       payer.

                                                         OR __________________
                                                               Taypayer
                                                            Identification
                                                                Number

                                                           (If awaiting TIN
                                                         write "Applied For")
                      ---------------------------------------------------------
 Payer's request       PART II--For Payees Exempt From Backup Withholding,
 for Taxpayer          see the enclosed Guidelines and complete as
 Identification        instructed therein.
 Number (TIN)
-------------------------------------------------------------------------------
 CERTIFICATION--Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification
     Number (or I am waiting for a number to be issued to me), and
 (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATE INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
-------------------------------------------------------------------------------

 SIGNATURE: _______________________________________      DATE _________ , 1997

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

  FACSIMILES OF THE LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY SIGNED, WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL AND CERTIFICATES EVIDENCING SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH SHAREHOLDER OR SUCH SHAREHOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH BELOW.

                       THE DEPOSITARY FOR THE OFFER IS:

                   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.


    BY MAIL:         BY FACSIMILE          BY HAND:          BY OVERNIGHT
                     TRANSMISSION:                             COURIER:




   CHASEMELLON                            CHASEMELLON
   SHAREHOLDER       (FOR ELIGIBLE        SHAREHOLDER         CHASEMELLON
SERVICES, L.L.C.  INSTITUTIONS ONLY)   SERVICES, L.L.C.       SHAREHOLDER
  P.O. BOX 3305     (201) 329-8936       120 BROADWAY,       SERVICES L.L.C.
SOUTH HACKENSACK,                         13TH FLOOR       85 CHALLENGER ROAD
     NJ 07606                          NEW YORK, NY 10271   MAIL DROP REORG.
       ATTN:           CONFIRM BY            ATTN:               DEPT.
  REORGANIZATION       TELEPHONE:       REORGANIZATION      RIDGEFIELD PARK,
       DEPT.        (201) 296-4860           DEPT.              NJ 07660
                                                                  ATTN:
                                                             REORGANIZATION
                                                                  DEPT.


                               ----------------

  QUESTIONS OR REQUESTS FOR ASSISTANCE MAY BE DIRECTED TO THE INFORMATION AGENT OR THE CO-DEALER MANAGERS AT THEIR RESPECTIVE ADDRESSES AND TELEPHONE NUMBERS LISTED BELOW. ADDITIONAL COPIES OF THE OFFER TO PURCHASE, THE LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE OBTAINED FROM THE INFORMATION AGENT. A SHAREHOLDER MAY ALSO CONTACT BROKERS, DEALERS, COMMERCIAL BANKS OR TRUST COMPANIES FOR ASSISTANCE CONCERNING THE OFFER.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                             [LOGO OF GEORGESON
                               & COMPANY INC.]

           UNITED STATES:                                EUROPE:


         Wall Street Plaza                   Moor House--17th Floor 119 London
      New York, New York 10005               Wall London EC2Y 5ET England +44-
Banks and Brokers Call Collect:                       171-454-7100
           (212) 440-9800
ALLOTHERS CALL TOLL FREE: (800) 223-2064



                    THE DEALER MANAGERS FOR THE OFFER ARE:

   MORGAN STANLEY DEAN WITTER                             UBS SECURITIES
MORGAN STANLEY & CO. INCORPORATED                       UBS SECURITIES LLC
        1585 BROADWAY                                     299 PARK AVENUE
   NEW YORK, NEW YORK 10036                             NEW YORK, NY 10171
       (212) 761-7139                             CALL TOLL FREE: 1-888-821-5176


August 22, 1997